Prospectus

J.P. Morgan Income Funds

Class R3 & Class R4 Shares

July 1, 2016, supplemented September 9, 2016

JPMorgan Government Bond Fund

Class/Ticker: R3/OGGPX; R4/OGGQX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JPMorgan Government Bond Fund

Class/Ticker: R3/OGGPX; R4/OGGQX

What is the goal of the Fund?

The Fund seeks a high level of current income with liquidity and safety of principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R3	Class R4
Management Fees	0.30%	0.30%
Distribution (Rule 12b-1) Fees	0.25	NONE
Other Expenses	0.58	0.51
Shareholder Service Fees	0.25	0.25
Remainder of Other Expenses[1]	0.33	0.26
Acquired Fund Fees and Expenses	0.01	0.01

Total Annual Fund Operating Expenses	1.14	0.82
Fee Waivers and Expense Reimbursements[2]	(0.29)	(0.22)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.85	0.60

1	“Remainder of Other Expenses” are based on estimated amounts for the current fiscal year.

2	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 0.85% and 0.60% of the average daily net assets of Class R3 and Class R4 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/17, at which time the adviser and/ or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/17 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COSTS WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R3 SHARES ($)	87	333	600	1,360
CLASS R4 SHARES ($)	61	240	433	993

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund principally invests in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds with intermediate to long remaining maturities. These include U.S. mortgage-backed securities, including those issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). Mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), mortgage

JULY 1, 2016	1

JPMorgan Government Bond Fund (continued)

pass-though securities, and stripped mortgage-backed securities. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average number of years for which each dollar of unpaid principal on a loan or mortgage securing mortgage-backed and similar securities remains outstanding given certain prepayment assumptions (also known as weighted average life).

The Fund’s adviser has flexibility with respect to the Fund’s duration. Currently, the Fund’s adviser aims to maintain a duration of between 5.00 and 5.50 years over the long term, although the adviser has the flexibility to maintain a longer or shorter duration when it believes it is advisable to do so. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the adviser looks for individual fixed income investments that it believes will perform well over market cycles. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the complex legal and technical structure of the transaction.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

2	J.P. MORGAN INCOME FUNDS

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities that are subject to certain other risks including prepayment and call risks. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility. During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as IOs and POs, are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. Because Class R3 and Class R4 Shares have not yet commenced operations as of the date of this prospectus, the bar chart shows how the performance of the Fund’s Class A Shares (which are not offered in the prospectus) has varied from year to year for the past ten calendar years. Returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares and returns for Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses than Class A Shares. The table shows the average annual total returns for the past one year, five years, and ten years. The table compares that performance to the Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge, which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

JULY 1, 2016	3

JPMorgan Government Bond Fund (continued)

Best Quarter	3rd quarter, 2011	6.53%
Worst Quarter	2nd quarter, 2013	–2.88%

The Fund’s year-to-date total return through 3/31/16 was 2.87%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2015)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	0.71%	3.03%	4.31%
Return After Taxes on Distributions	(0.57)	1.76	2.90
Return After Taxes on Distributions and Sale of Fund Shares	0.67	1.89	2.84
BARCLAYS U.S. GOVERNMENT BOND INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	0.86	2.77	4.10
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX
(Reflects No Deduction for Taxes)	0.29	2.85	3.96

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Michael Sais	1996	Managing Director
Robert Manning	2013	Executive Director

Purchase and Sale of Fund Shares

There are no minimum or maximum purchase requirements with respect to Class R3 and Class R4 Shares.

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary or the eligible retirement plan or through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, because your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	J.P. MORGAN INCOME FUNDS

More About the Fund

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The Fund described in this prospectus is managed by J.P. Morgan Investment Management Inc. (JPMIM). The principal types of securities and the main strategies that the Fund currently anticipates using are summarized in its Risk/Return Summary. Except as otherwise indicated, the strategies described below are principal investment strategies of the Fund. Where applicable, the following identifies other strategies that are not anticipated to be main strategies of the Fund but that may become more important to the Fund’s management in the future. The Fund may utilize these investments and strategies to a greater or lesser degree in the future.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

Average Weighted Maturity. Average weighted maturity is the average of all the current maturities (that is, the term of the securities of the individual bonds in the Fund calculated so as to count most heavily those securities with the highest dollar value). Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates.

Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the average weighted maturity of the Fund. Therefore, if the Fund holds mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity of the Fund is equivalent to its weighted average life. Weighted average life is the average number of years for which each dollar of unpaid principal on a loan or mortgage securing mortgage-backed and similar securities remain outstanding given certain prepayment assumptions.

Main Investment Strategy

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities and related to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund may also invest in securities which are guaranteed by the U.S. government and its agencies and instrumentalities so long as such securities are backed by the full faith and credit of the United States.

The Fund mainly invests in government bonds as defined below with intermediate to long remaining maturities. These include mortgage-backed securities, including those issued by or guaranteed Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may invest a significant portion or all of its assets in mortgage-backed securities in the adviser’s discretion.

Under normal circumstances, the Fund will invest at least 80% of its Assets in government bonds including bonds issued or guaranteed by the U.S. government and its agencies and instrumentalities. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The Fund will provide shareholders at least 60 days prior notice of any change of this policy. For purposes of the Fund’s policy to invest at least 80% of its assets in government bonds under normal circumstances, a “government bond” is a debt instrument with a maturity of 90 days or more at the time of its issuance and with principal and interest guaranteed by the U.S. government and its agencies and instrumentalities, as well as stripped government securities and mortgage-related and mortgage-backed securities, including principal-only and interest-only stripped mortgage-backed securities, and collateralized mortgage obligations. Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund’s average weighted maturity will ordinarily range between three and 15 years, taking into account expected prepayment of principal on certain investments. The Fund may have a longer or shorter average weighted maturity under certain market conditions and the Fund may shorten or lengthen its average weighted maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in mortgage-backed and similar securities, the Fund’s average weighted maturity is equivalent to the average number of years for which each dollar of unpaid principal on a loan or mortgage securing mortgage-backed and similar securities remains outstanding given certain prepayment assumptions (also known as weighted average life).

The Fund’s adviser has flexibility with respect to the Fund’s duration. Currently, the Fund’s adviser aims to maintain a duration of between 5.00 and 5.50 years over the long term, although the adviser has the flexibility to maintain a longer or shorter duration when it believes it is advisable to do so. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

ADDITIONAL STRATEGIES

The Fund has flexibility to invest in derivatives including futures contracts, options, and swaps in order to hedge various investments, for risk management purposes and/or to increase income or gain to the Fund. Derivatives, which are instruments which have a value based on another instrument, exchange

JULY 1, 2016	5

More About the Fund (continued)

rate or index, may also be used as substitutes for securities in which the Fund can invest. In particular, the Fund may use futures contracts including treasury futures, options and swaps to manage cash inflows and duration and as substitutes for securities in which the Fund may invest.

The Fund may engage in securities lending.

WHAT IS SECURITIES LENDING?
Securities lending involves the loan of securities to borrowers in exchange for cash collateral which the Fund may reinvest. During the term of the loan, the Fund is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Fund is required to return the cash collateral to the borrower plus an agreed upon rebate. Securities lending is not a principal strategy of the Fund.

Please note that the Fund also may use strategies that are not described in this section, but which are described in the “Investment Practices” section later in the prospectus and in the Statement of Additional Information.

FUNDAMENTAL POLICY
An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is fundamental.

INVESTMENT RISKS

There can be no assurance that the Fund will achieve its investment objective.

The main risks associated with investing in the Fund are summarized in “Risk/Return Summary” at the front of this prospectus. More detailed descriptions of the main risks and additional risks of the Fund are described below.

MAIN RISKS

General Market Risk. Economies and financial markets through the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Interest Rate Risk. The Fund invests in debt securities that increase or decrease in value based on changes in interest rates. If rates increase, the value of these investments generally declines. On the other hand, if rates fall, the value of these investments generally increases. Your investment will decline in value if the value of these investments decreases. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Credit Risk. There is a risk that issuers and/or counterparties will not make payments on securities, repurchase agreements or other investments held by the Fund. Such defaults could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s or counterparty’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Government Securities Risk. The Fund invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are

6	J.P. MORGAN INCOME FUNDS

not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero-coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities Risk. Asset-backed, mortgage-related and mortgage-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, during such periods and also under normal conditions, these securities are also subject to prepayment and call risk. Gains and losses associated with prepayments will increase or decrease the Fund’s yield and the income available for distribution by the Fund. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of declining interest rates, a Fund may be subject to extension risk and may receive principal later than expected. In periods of rising interest rates, the Fund may exhibit additional volatility. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.

The Fund may invest in CMOs. CMOs are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment. The values of IO and PO mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Other market participants may be attempting to sell debt securities at the same time as the Fund, causing downward pricing pressure and contributing to illiquidity. The capacity for bond dealers to engage in trading or “make a market” in debt securities has not kept pace with the growth of bond markets. This could potentially lead to decreased liquidity and increased volatility in the debt markets. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs and impact the Fund’s performance.

Additional Risks

Inflation-Linked and Inflation-Protected Security Risk. Inflation-linked debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

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More About the Fund (continued)

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period one year from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

For more information about risks associated with the types of investments that the Fund purchases, please read the “Risk/Return Summary” and “Investment Practices” section later in the prospectus, and the Statement of Additional Information.

Conflicts of Interest

An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and/or its affiliates provide a variety of different services to a Fund, for which the Fund compensates them. As a result, the Adviser and/or its affiliates have an incentive to enter into arrangements with a Fund, and face conflicts of interest when balancing that incentive against the best interests of a Fund. The Adviser and/or its affiliates also face conflicts of interest in their service as investment adviser to other clients, and, from time to time, make investment decisions that differ from and/or negatively impact those made by the Adviser on behalf of a Fund. In addition, affiliates of the Adviser provide a broad range of services and products to their clients and are major participants in the global currency, equity, commodity, fixed-income and other markets in which a Fund invests or will invest. In certain circumstances by providing services and products to their clients, these affiliates’ activities will disadvantage or restrict the Funds and/or benefit these affiliates. The Adviser may also acquire material non-public information which would negatively affect the Adviser’s ability to transact in securities for a Fund. JPMorgan and the Funds have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

TEMPORARY DEFENSIVE AND CASH POSITIONS

For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and may prevent the Fund from meeting its investment objectives.

WHAT IS A CASH EQUIVALENT?
Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

8	J.P. MORGAN INCOME FUNDS

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when market conditions warrant.

ADDITIONAL FEE WAIVER AND/OR EXPENSE REIMBURSEMENT

Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance for the Fund reflects the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these voluntary waivers and/or expense reimbursements, performance would have been less favorable.

JULY 1, 2016	9

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust,

The trustees of the Trust are responsible for overseeing all business activities of the Fund.

The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to the Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Fund and makes day-to-day investment decisions for the Fund.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017.

During the most recent fiscal year ended 2/29/16, JPMIM was paid management fees (net of waivers) of 0.28% as a percentage of average daily net assets:

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the semi-annual report for the period ended August 31.

The Portfolio Managers

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Michael Sais, Managing Director and CFA charterholder, is the lead portfolio manager responsible for the day-to-day management of the Fund. Mr. Sais is a member of the Taxable Bond Team and has been part of the team responsible for the management of these Funds since 1996. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. An employee of JPMIM since 1999, Robert Manning, Executive Director and CFA charterholder, began participating in the management of the Fund in 2013. Mr. Manning is a portfolio manager for Insurance Solutions. Previously, he was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Fund’s Administrator

JPMIM (the Administrator) provides administrative services and oversees the Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding certain funds of funds and money market funds) in the J.P. Morgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class R3 and Class R4 Shares of the Fund. JPMDS may enter into services agreements with Financial Intermediaries under which it will pay all or a portion of the annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of

10	J.P. MORGAN INCOME FUNDS

the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

JULY 1, 2016	11

Investing with J.P. Morgan Funds

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, expenses, dividends and distributions.

Please read this prospectus carefully, and then select the Fund and share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class R3	Class R4
Eligibility[1]	May be purchased by Group Retirement Plans.	May be purchased by Group Retirement Plans.
Minimum Investment[1,2,3]	No minimum	No minimum
Minimum Subsequent Investments	No minimum	No minimum
Distribution (12b-1) Fee	0.25% of the average daily net assets.	None
Shareholder Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.
Redemption Fee	None	None

[1]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.
[2]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[3]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent.

Accounts may be opened either directly with a Fund’s transfer agent or through Financial Intermediaries. If you have questions about eligibility, please call 1-800-480-4111.

•	Class R4 Shares are not subject to Rule 12b-1 fees.

•

A Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of a Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R3 and Class R4 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R3 and Class R4 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans and investments by other J.P. Morgan Funds or unaffiliated investment companies.

12	J.P. MORGAN INCOME FUNDS

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans, and Authorized Funds.

FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services.

To obtain information, visit www.jpmorganfunds.com or call 1-800-480-4111.

Rule 12b–1 Fees

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 with respect to Class R3 Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class R3	0.25%
Class R4	None

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Shareholder Servicing

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of a Fund).

Class	Shareholder Servicing Fee
Class R3	0.25%
Class R4	0.25%

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

PURCHASING FUND SHARES

You may purchase shares directly from the Fund through the Distributor or through your Financial Intermediary.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

JULY 1, 2016	13

Investing with J.P. Morgan Funds (continued)

Christmas Day. A purchase or redemption order received by a Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“NYSE Close”), on a day the Fund are open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the NYSE Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the NYSE Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of a Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE FUND
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.
By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.

All checks must be made payable to one of the following:

•   J.P. Morgan Funds; or

•   The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The Fund do not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or a Fund are considered third- party checks.

14	J.P. MORGAN INCOME FUNDS

HOW TO PURCHASE DIRECTLY WITH THE FUND
Opening a New Account	Purchasing into an Existing Account

By Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P. Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and
Your Account Registration

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.	Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

[1]	The Fund currently do not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

Transactions by phone or fax

You may access your account and conduct certain transactions using phone, or fax. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable fees.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

JULY 1, 2016	15

Investing with J.P. Morgan Funds (continued)

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class R3 Shares of a Fund may be exchanged for:

•  Class R3 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

Class R4 Shares of a Fund may be exchanged for:

•  Class R4 Shares of another J.P. Morgan Fund,

•  Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of a Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1 or wired to a pre-existing bank account on file.

16	J.P. MORGAN INCOME FUNDS

HOW TO REDEEM
By Phone or Online

Call us at 1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

[1]	You cannot request redemption by check to be sent to an address updated within 30 days.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’ transfer agent or the Fund), minus the amount of any applicable fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of a Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation. For accounts held directly with the Fund, your redemption proceeds will typically be paid within one to seven days after receipt of the redemption order.

Transactions by phone or fax

You may access your account using phone or fax. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the Fund and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

JULY 1, 2016	17

Investing with J.P. Morgan Funds (continued)

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash; however, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a distribution in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash.

MINIMUM ACCOUNT BALANCE

If your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account. Before this action is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

The Fund reserve the right to change these policies at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a

18	J.P. MORGAN INCOME FUNDS

result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products;

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts,

•	Retirement plan contributions, loans, distributions, and hardship withdrawals,

•	IRA re-characterizations and conversions.

•	IRA purchases of shares by asset transfer or direct rollover

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share. This is also known as the offering price. Shares are also redeemed at NAV. The NAV of each class within a Fund varies, primarily because each class has different class-specific expenses such as distribution and shareholder servicing fees.

The NAV per share of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

JULY 1, 2016	19

Investing with J.P. Morgan Funds (continued)

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of other investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of a Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/ dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

20	J.P. MORGAN INCOME FUNDS

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least monthly. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that a Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares just before distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investments in certain debt securities, mortgage-backed securities and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. In order to generate sufficient cash to make the requisite

JULY 1, 2016	21

Investing with J.P. Morgan Funds (continued)

distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

A Fund’s transactions in futures contracts, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO). Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Funds will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in a Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

22	J.P. MORGAN INCOME FUNDS

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than seven days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month:

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

JULY 1, 2016	23

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R3 and Class R4 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70  1/2.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared.

Wire — refers to a method used for payment or redemptions. While J.P. Morgan Funds does not charge to send a wire, your bank may charge a fee for this service.

24	J.P. MORGAN INCOME FUNDS

Investment Practices

The table discusses the types of investments which can be held by the Fund. In each case, the related types of risk are also listed.

INSTRUMENT	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	Credit Interest Rate Liquidity Market Political Prepayment Valuation
Borrowings: The Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. The Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.	Credit Interest Rate Market
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.	Credit Leverage Liquidity Management Market
Custodial Receipts: The Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.	Credit Liquidity Market
Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.	Credit Currency Interest Rate Political
Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	Credit Interest Rate Market
Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.	Credit Leverage Market
Investment Company Securities: Shares of other investment companies, including money market funds for which the adviser and/or its affiliates serve as investment adviser or administrator. The adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law or by contract.	Investment Company Market
Mortgages (Directly Held): Debt instruments secured by real property.	Credit Environmental Extension Interest Rate Liquidity Market Natural Event Political Prepayment Valuation

JULY 1, 2016	25

Investment Practices (continued)

INSTRUMENT	RISK TYPE
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs) and other asset-backed structures.	Credit Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment Tax Valuation
Mortgage Dollar Rolls[1] : A transaction in which the Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.	Currency Extension Interest Rate Leverage Liquidity Market Political Prepayment
New Financial Products: New options and futures contracts and other financial products continue to be developed and the Fund may invest in such options, contracts and products.	Credit Liquidity Management Market
Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.	Credit Leverage Liquidity Management Market
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	Credit Liquidity Market
Reverse Repurchase Agreements[1] : The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.	Credit Leverage Market
Securities Issued in Connection with Reorganization and Corporate Restructuring: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.	Market
Securities Lending: The lending of up to 33 1/3% of the Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	Credit Leverage Market
Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest-Only (IO) and Principal-Only (PO) securities issued outside a Real Estate Mortgage Investment Conduit (REMIC) or CMO structure.	Credit Liquidity Market Political Prepayment Valuation

1

All forms of borrowing (including mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets except as permitted by law.

26	J.P. MORGAN INCOME FUNDS

INSTRUMENT	RISK TYPE
Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.	Credit Foreign Investment Liquidity Management Market Valuation
Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.	Credit Currency Interest Rate Leverage Liquidity Management Market Political Valuation
Temporary Defensive Positions: To respond to unusual circumstances the Fund may invest in cash and cash equivalents for temporary defensive purposes.	Credit Interest Rate Liquidity Market
Treasury Receipts: The Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS).	Market
U.S. Government Agency Securities: Securities issued or guaranteed by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.	Credit Gov’t Securities Interest Rate Market
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (STRIPS) and Coupons Under Book Entry Safekeeping (CUBES).	Interest Rate Market
Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.	Credit Liquidity Market Valuation
When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	Credit Leverage Liquidity Market Valuation
Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.	Credit Currency Interest Rate Liquidity Market Political Valuation Zero-Coupon Securities

JULY 1, 2016	27

Investment Practices (continued)

Risk related to certain investments held by the Fund:

Credit risk The risk that a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser. Currency risk The risk that currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

Environmental risk The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

Extension risk The risk that a rise in interest rates will extend the life of a security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

Foreign investment risk The risk associated with higher transaction costs, delayed settlements, currency controls, adverse economic developments, and exchange rate volatility. These risks are increased in emerging markets.

Government securities risk U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Circumstances could arise that would prevent the payment of interest or principal. Securities issued or guaranteed by certain U.S. government-related organizations are not backed by the full faith of the U.S. government and no assurance can be given that the U.S. government will provide financial support.

High yield securities risk High yield, high risk securities (also known as junk bonds) which are considered to be speculative and these investments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and a potential lack of a secondary or public market for securities.

Interest rate risk The risk that a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

Investment company risk If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Leverage risk The risk that gains or losses will be disproportionately higher than the amount invested.

Liquidity risk The risk that the holder may not be able to sell the security at the time or price it desires.

Management risk The risk that a strategy used by the Fund’s management may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market risk The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

Natural event risk The risk that a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

Political risk The risk that governmental policies or other political actions will negatively impact the value of the investment.

Portfolio quality risk The risks associated with below investment grade securities including greater risk of default, greater sensitivity to interest rates and economic changes, potential valuation difficulties, and sudden and unexpected changes in credit quality.

Prepayment risk The risk that declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

Tax risk The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which could cause adverse tax consequences. Also the risk that the tax treatment of municipal or other securities could be changed by Congress thereby affecting the value of outstanding securities.

Valuation risk The risk that the estimated value of a security does not match the actual amount that can be realized if the security is sold.

Zero-Coupon securities risk The market value of these securities are generally more volatile than the market value of, and is more likely to respond to a greater degree to changes in interest rates than, other fixed income securities with similar maturities and credit quality that pay interest periodically. Actions required by federal income tax law may reduce the assets to which the Fund’s expenses could otherwise be allocated and may reduce the Fund’s rate of return.

28	J.P. MORGAN INCOME FUNDS

This Page Intentionally Left Blank.

JULY 1, 2016	29

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Since the Class R3 and Class R4 Shares have not commenced operation as of the date of this prospectus, financial highlights for the Class A Shares are shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers, LLC whose reports, along with the Fund’s financial statements, are included in the respective Fund’s annual report, which is available upon request.

To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Year Ended February 29, 2016	$11.02	$0.23	(d)	$—	(e)	$0.23	$(0.24)	$(0.15)	$(0.39)
Year Ended February 28, 2015	11.03	0.27		0.19		0.46	(0.26)	(0.21)	(0.47)
Year Ended February 28, 2014	11.56	0.29		(0.47)		(0.18)	(0.30)	(0.05)	(0.35)
Year Ended February 28, 2013	11.55	0.30		0.01		0.31	(0.30)	—	(0.30)
Year Ended February 29, 2012	10.81	0.38		0.76		1.14	(0.38)	(0.02)	(0.40)
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

30	J.P. MORGAN INCOME FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.86	2.16%	$574,262	0.75%	2.13%	1.13%	15%
11.02	4.23	583,764	0.75	2.47	1.09	18
11.03	(1.60)	681,612	0.74	2.55	1.05	5
11.56	2.67	777,517	0.74	2.61	1.01	12
11.55	10.67	615,219	0.74	3.33	1.03	15

JULY 1, 2016	31

Additional Fee and Expense Information

ADDITIONAL FEE AND EXPENSE INFORMATION

AFFECTING THE JPMT II FUNDS

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA1), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expenses information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder service fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

1	Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (JPMIA), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain J.P. Morgan Funds that were previously advised by JPMIA.

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Government Bond Fund	R3	0.85%	1.14%
	R4	0.60%	0.82%

The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 7/1/16, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.?

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

32	J.P. MORGAN INCOME FUNDS

Your actual costs may be higher or lower than those shown.

JPMorgan Government Bond Fund

	Class R3
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$87	5.00%	4.15%	4.15%
June 30, 2018	121	10.25	8.17	3.86
June 30, 2019	126	15.76	12.35	3.86
June 30, 2020	131	21.55	16.68	3.86
June 30, 2021	136	27.63	21.19	3.86
June 30, 2022	141	34.01	25.86	3.86
June 30, 2023	146	40.71	30.72	3.86
June 30, 2024	152	47.75	35.77	3.86
June 30, 2025	158	55.13	41.01	3.86
June 30, 2026	164	62.89	46.45	3.86

	Class R4
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
June 30, 2017	$61	5.00%	4.40%	4.40%
June 30, 2018	87	10.25	8.76	4.18
June 30, 2019	91	15.76	13.31	4.18
June 30, 2020	95	21.55	18.05	4.18
June 30, 2021	99	27.63	22.98	4.18
June 30, 2022	103	34.01	28.12	4.18
June 30, 2023	107	40.71	33.48	4.18
June 30, 2024	112	47.75	39.06	4.18
June 30, 2025	116	55.13	44.87	4.18
June 30, 2026	121	62.89	50.92	4.18

JULY 1, 2016	33

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

If you buy shares through a Financial Intermediary, please contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC

Washington, DC 20549-1520

1-202-551-8090

E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investment Company Act File No. for the Fund is 811-4236.

©JPMorgan Chase & Co. 2016. All rights reserved. July 2016. PR-GBR3R4-716